UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12
OFFICE DEPOT, INC.
(Name of Registrant as Specified in its Charter)
Levitt Corporation Woodbridge Equity Fund LLLP Mark Begelman Martin E. Hanaka
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is the text of a press release issued on April 15, 2008 by Woodbridge Equity Fund LLLP and Levitt Corporation.

FOR IMMEDIATE DISTRIBUTION

DELAWARE COURT OF CHANCERY RULES IN FAVOR OF WOODBRIDGE

Woodbridge Director Nominees, Mark Begelman and Martin E. Hanaka,

Will Stand for Election at Office Depot’s Annual Meeting

FORT LAUDERDALE, FL – April 15, 2008 – Woodbridge Equity Fund LLLP and Levitt Corporation (NYSE: LEV), together “Woodbridge,” today announced that the Delaware Court of Chancery has granted a motion recognizing Woodbridge’s right to nominate two directors for election to the Office Depot Board of Directors at the upcoming annual meeting on April 23, 2008.  Woodbridge’s nominees, Mark Begelman and Martin Hanaka, will bring to the Office Depot Board significant office supply, executive and corporate governance experience and will work to ensure a successful turnaround of the Company.  Shareholders can vote their GOLD proxy card FOR Woodbridge’s nominees by Internet, telephone or mail today.

In its decision dated April 14, 2008, the Court found that: “…having properly brought the business of electing and nominating directors before the Annual Meeting through [its] Notice, Office Depot’s Board cannot prevent Levitt from nominating candidates for election to the Office Depot Board at that meeting… ..  Therefore, Levitt’s motion for judgment on the pleadings seeking a declaration that it may nominate two directors for election at Office Depot’s 2008 Annual Meeting is granted and Office Depot’s cross-motion for judgment on the pleadings, seeking a contrary declaration, is denied.”1

Alan B. Levan, President of Woodbridge Capital Corporation, the General Partner of Woodbridge Equity Fund LLLP, commented: “We are extremely pleased that the Delaware Court has upheld our right to nominate two highly-qualified candidates for election to the Office Depot Board.  In another example of the many corporate governance concerns we have cited, Office Depot tried to use a legal technicality to prevent shareholders from having the opportunity to vote for Woodbridge’s nominees.  Shareholders should be allowed to determine for themselves who represents them on Office Depot’s Board and we encourage all shareholders to have their voices heard with a vote for change.”

With the annual meeting fast approaching on April 23, Woodbridge reminds Office Depot shareholders that every vote is important.  Shareholders should protect their investment by voting their GOLD proxy card today.

For questions or assistance in voting their shares, shareholders can call Woodbridge’s proxy solicitor, Georgeson Inc., toll free at 877-651-8856.  For more information about the Woodbridge nominees, please visit: www.RebuildOfficeDepot.com.

# # #

_____________________________________

[1]	Levitt Corp. vs. Office Depot, Inc., C.A. No. 3622-VCN, slip op. (Del. Ch. April 14, 2008).

Woodbridge Equity Fund LLLP
Woodbridge Capital Corporation, a wholly-owned subsidiary of Levitt Corporation, is the general partner of, and Levitt Corporation is the limited partner of, Woodbridge Equity Fund LLLP.  Woodbridge Equity Fund LLLP is a beneficial owner of Office Depot, Inc. (the “Company”) securities and a participant in the proxy solicitation.

Levitt Corporation
Levitt Corporation, directly and through its wholly-owned subsidiaries, historically has been a real estate development company.  Going forward, Levitt Corporation intends to pursue acquisitions and investments opportunistically within and outside the real estate industry.

Additional Information
Levitt Corporation and Woodbridge Equity Fund LLLP (together, “Woodbridge”), and Mark Begelman and Martin E. Hanaka (together, the "Nominees" and, together with Woodbridge, the "Proponents") filed a proxy statement with the Securities and Exchange Commission (the “SEC”) on March 27, 2008 containing information about the solicitation of proxies for the 2008 Annual Meeting of the shareholders of the Company.

Investors and security holders of the Company are urged to read the proxy statement because it contains important information.  Detailed information relating to the Proponents and Alan B. Levan, John E. Abdo and Seth Wise, participants in the solicitation of proxies from Company shareholders, can be found in the proxy statement filed by the Proponents.  The proxy statement and other relevant documents relating to the solicitation of proxies by the Proponents are available at no charge on the SEC’s website at http://www.sec.gov.  In addition, the Proponents will provide copies of the proxy statement and other relevant documents without charge upon request.  Requests for copies should be directed to the Proponent’s proxy solicitor, Georgeson Inc. at 1-877-651-8856.

Forward-Looking Information
Some of the statements contained herein include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Some of the forward-looking statements can be identified by the use of words such as "anticipate," "believe," "estimate," "may," "intend," "expect," "will," "should," "seeks" or other similar expressions. Forward-looking statements are based largely on management's expectations and involve inherent risks and uncertainties. In addition to the risks identified below, you should refer to Levitt Corporation’s and the Company’s periodic and current reports filed with the SEC for specific risks which could cause actual results to be significantly different from those expressed or implied by those forward-looking statements.  Any number of important factors which could cause actual results to differ materially from those in the forward-looking statements include: the costs and disruption to Levitt Corporation’s or the Company’s business arising from the proxy contest and related litigation; the diversion of management time to issues related to the proxy contest; the ability to successfully solicit sufficient proxies to elect the Nominees to the board of directors of the Company; the ability of the Nominees to influence the other directors and the management of the Company and to improve the corporate governance and strategic direction of the Company; risk factors associated with the business of Levitt Corporation, as described in Levitt Corporation’s periodic reports filed with the SEC, which may be viewed free of charge on the SEC's website at http://www.sec.gov; and risk factors associated with the business of the Company as described in the Company’s Form 10-K for the fiscal year ended December 29, 2007, and in other periodic reports of the Company, which are available free of charge on the SEC’s website at http://www.sec.gov.  Accordingly, you should not rely on forward-looking statements as a prediction of actual results.

Contacts:
Steve Lipin/Nina Devlin
Brunswick Group
212.333.3810

Investors:
Georgeson
877-651-8856